                                                                    EXHIBIT 10.6

================================================================================


                             VICINITY CORPORATION

                  AMENDED AND RESTATED SHAREHOLDERS AGREEMENT


================================================================================


                            Dated: December 9, 1998

                               TABLE OF CONTENTS

ARTICLE 1. RIGHT OF FIRST REFUSAL ON COMPANY ISSUANCES.....................   1

1.1   Right of First Refusal...............................................   1
1.2   Pro Rata Share.......................................................   1
1.3   "New Securities".....................................................   1
1.4   Procedure............................................................   2
1.5   Waiver of Right of First Refusal.....................................   3
1.6   Fees and Expenses of Valuation of New Securities.....................   3
1.7   Company Right to Terminate Issuance of New Securities................   3

ARTICLE 2. RIGHTS OF FIRST OFFER...........................................   3

2.1.  Company Right of First Offer.........................................   3
2.2.  Non-Selling Investor Right of First Offer............................   4
2.3.  Procedure............................................................   4
2.4.  Definition of Transfer Pro Rata Share................................   5
2.5.  Fees and Expenses of Valuation of Transfer Shares....................   5
2.6.  Rights of Co-Sale....................................................   5
2.7.  Procedure............................................................   6
2.8.  Transfer of Shares Upon Failure to Exercise Rights of First Offer
      or Co-Sale...........................................................   6
2.9.  Effect on Transferee.................................................   7
2.10  Limitations to the Right of First Offer and Co-Sale..................   7

ARTICLE 3. ADDITIONAL PARTIES..............................................   7

ARTICLE 4. GENERAL.........................................................   7

4.1.  Governing Law........................................................   8
4.2.  No Assignment or Transfer; Legends...................................   8
4.3.  Termination Of Rights................................................   8
4.4.  Modification; Waiver.................................................   9
4.5.  Third Parties........................................................   9
4.6.  Entire Agreement.....................................................   9
4.7.  Severability.........................................................   9
4.8.  Notices..............................................................   9
4.9.  Spousal Consent......................................................  10
4.10  Counterparts.........................................................  10

                             AMENDED AND RESTATED

                            SHAREHOLDERS AGREEMENT

     This Amended and Restated Shareholders Agreement (the "Agreement") is made
                                                            ---------
and entered into as of this 9th day of December, 1998 by and among Vicinity Corporation, a California corporation (the "Company"), Rama Aysola, Eddie
                                            -------
Babcock, Timothy Bacci and James DiSanto (the "Founders") and the investors
                                               --------
named on Schedule I hereto (the "Investors" and together with the Founders, the
         ----------              ---------
"Shareholders").
 ------------

                                   RECITALS
                                   --------

     A. Simultaneous with the execution and delivery of this Agreement the Company is entering into that certain Series D Preferred Stock and Warrant Purchase Agreement (the "Series D Purchase Agreement"), pursuant to which the
                         ---------------------------
Company has agreed to issue and sell to certain of the Investors and such Investors have agreed to purchase from the Company shares of the Company's Series D Preferred Stock (the "Series D Preferred") and warrants exercisable for
                               ------------------
shares of the Company's Series E Preferred Stock ( the "Warrants").
                                                        --------

     B. In further consideration of the Company's issuance and sale and the new Investors' purchase of the Series D Preferred and the Warrants, the several parties hereto desire to enter into this Agreement. This Agreement amends and restates the Shareholders Agreement dated as of December 12, 1996 among the Company and the persons named therein, which agreement in turn, superseded the Shareholders Agreement dated as of June 4, 1996 among the Company and the persons named therein.

     In consideration thereof, the parties hereto agree as follows:

                                  ARTICLE 1.
                  RIGHT OF FIRST REFUSAL ON COMPANY ISSUANCES

     1.1.  Right of First Refusal.  The Company hereby grants to each Investor
           ----------------------
who continues to hold not less than 250,000 shares of Preferred Stock (or shares of the Company's Common Stock issued upon conversion of such Preferred Stock, the "Conversion Stock") of the Company a right of first refusal
     ----------------
("Right of First Refusal") to purchase such Investor's Pro Rata Share (as
  ----------------------
defined in Section 1.2 hereof) of any New Securities (as defined in Section 1.3 hereof) which the Company may, from time to time, propose to issue and sell.

     1.2.  Pro Rata Share.  Each Investor's "Pro Rata Share," for purposes of
           --------------                    ---------------
this Article 1, is equal to the fraction obtained by dividing (a) the number of shares of Common Stock held by such Investor by (b) the aggregate number of shares of Common Stock then outstanding, assuming in each case the conversion, exercise or exchange of all securities by their terms convertible into or exercisable for Common Stock and the exercise of all options to purchase or rights to subscribe for Common Stock or such convertible or exchangeable securities.

     1.3.  "New Securities".  Except as set forth below, "New Securities" shall
            --------------                                --------------
mean any
shares of capital stock of the Company, including Common Stock and Preferred Stock, whether or not now authorized, and rights, options or warrants to purchase said shares of Common Stock or Preferred Stock and securities of any type whatsoever that are, or may by their terms become, convertible into said shares of Common Stock or Preferred Stock. Notwithstanding the foregoing, "New
                                                                           ---
Securities" does not include the Series D Preferred or the Warrants issued
----------
pursuant to the Series D Purchase Agreement or securities issued or issuable (i) upon the conversion of Preferred Stock, (ii) to employees, officers, directors, consultants or advisors of the Company pursuant to any one or more stock incentive plans or agreements approved by the Company's board of directors (the "Board"), (iii) pursuant to commercial transactions approved by the Board
 -----
including, but not limited to, equipment leases or bank lines of credit, provided that the specific issuance is approved by the Board and does not exceed in the aggregate 100,000 shares of capital stock (as adjusted for any combinations, considerations or subdivisions), (iv) as a dividend or distribution on, or in connection with a split of, any of the capital stock of the Company, (v) in connection with a recapitalization or reorganization of the Company, relating to the Company's merger with or acquisition of another corporation or other entity, (vi) upon exercise or conversion of warrants (including the Warrants), options, rights, or convertible securities if the issuance of such warrants, options, rights or convertible securities was subject to the right of first refusal granted under this Article 1 or (vi) pursuant to a registered public offering of shares of the Company's Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended ("Public Offering").
  ---------------

     1.4.  Procedure. (a)  In the event the Company proposes to undertake an
           ---------
issuance of New Securities, it shall give each Investor written notice (the "Company Notice") of its intention, describing the amount and type of New
 --------------
Securities to be issued, and the price and terms upon which the Company proposes to issue the same. Each Investor shall have ten (10) days from the date of receipt of the Company Notice to exercise such Investor's Right of First Refusal to purchase up to such Investor's respective Pro Rata Share of such New Securities for the price and upon the terms specified in the Company Notice by delivering written notice (the "Right of First Refusal Election Notice") to the
                                --------------------------------------
Company and stating therein the quantity of New Securities to be purchased.

           (b) Settlement for the New Securities to be purchased by the Investors pursuant to this Section 1.4 shall be made either in cash or cash equivalents or through repayment of indebtedness within twenty (20) days from the Investors' deemed date of receipt of the Company Notice; provided, however, that if the terms of payment for the New Securities specified in the Company Notice were for other than cash against delivery or promissory notes payable over time, each Investor shall pay in cash to the Company the fair market value of such consideration as mutually agreed upon by the Company and a majority of the Investors who elect to purchase New Securities or, if no such agreement is reached, as determined by an investment banking firm mutually acceptable to the Company and a majority of the Investors who elect to purchase New Securities, which appraisal shall be final, within five (5) days of such determination if such determination is made after fifteen (15) days following receipt of the Company Notice.

           (c) In the event that the Investors have not elected to purchase all of the New

Securities within the applicable period of either ten (10) days after the deemed receipt of Company Notice pursuant to clause (a) above or within five (5) days after such determination of fair market value pursuant to clause (b) above, the Company shall have ninety (90) days thereafter to sell the New Securities not elected to be purchased by a Investor at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company Notice. In the event the Company has not sold some or all of the New Securities within said ninety (90) day period, the Company shall not thereafter issue or sell any unsold New Securities without first offering such securities to the Investors in the manner provided above.

           (d) If any Investor shall have failed to deliver to the Company its Right of First Refusal Election Notice within the time period described in this
Section 1.4, such Investor shall be deemed to have waived its Right of First Refusal.

     1.5.  Waiver of Right of First Refusal.  The Right of First Refusal may be
           --------------------------------
waived as to any given issuance of New Securities on behalf of all Investors, by Investors holding not less than eighty (80) percent of the shares of Common Stock and Common Stock issuable upon conversion of any Preferred Stock then held by all Investors or their permitted assignees or transferees.

     1.6.  Fees and Expenses of Valuation of New Securities.  The fees and
           ------------------------------------------------
expenses of any investment banking firm retained in connection with the determination of the fair market value of the consideration to be paid for the New Securities pursuant to Section 1.4(a) shall be born proportionately by the Company and each Investor who exercises such Investor's Right of First Refusal to purchase New Securities according to the relative number of the New Securities, if any, actually (i) sold by the Company to a third party and (ii) purchased by such Investor from the Company.

     1.7.  Company Right to Terminate Issuance of New Securities.
           -----------------------------------------------------
Notwithstanding the foregoing, the Company may in its sole discretion terminate any proposed issuance of New Securities in respect to which the Company has given Company Notice, at any time prior to the consummation thereof. The foregoing provision shall apply even in the event one or more Investors shall have exercised their Rights of First Refusal hereunder; provided, however, that no New Securities shall then have been issued.

                                  ARTICLE 2.
                             RIGHTS OF FIRST OFFER
                             ---------------------

     2.1.  Company Right of First Offer.  In the event that Shareholder (a
           ----------------------------
"Selling Shareholder") proposes to sell, transfer or otherwise dispose of or
 -------------------
pledge, grant a security interest in or otherwise encumber (a "Transfer") any
                                                               --------
shares of capital stock of the Company or options, warrants or other securities by their terms convertible or exercisable for shares of capital stock of the Company (the "Transfer Shares"), owned as of the date hereof or hereafter
              ---------------
acquired by such Selling Shareholder, to any proposed purchaser or transferee (each a "Transferee"), the Selling Shareholder shall first offer to the Company
         ----------
and the Company or its designee shall have a right to purchase up to all of such Transfer Shares (the "Company Right of First Offer") on the terms and conditions
                      ----------------------------
described below. In the event that the Board determines, in its sole discretion, that the Company is prohibited by law or by contract from exercising the Company Right of First Offer, the Company may specify another individual or entity (other than a Shareholder) as its designee to purchase such Transfer Shares upon the exercise of the Company Right of First Offer, as set forth in Section 2.3(d) hereof.

     2.2.  Non-Selling Investor Right of First Offer.  In the event the Company
           -----------------------------------------
or its designee shall not repurchase or shall elect to repurchase less than all of the Transfer Shares pursuant to Section 2.1 hereof, the Selling Shareholder shall then offer to each (or each other, as applicable) Investor that holds at least 250,000 shares of Preferred Stock (or Conversion Stock issued in respect thereof), as appropriately adjusted for stock splits, stock dividends, combinations and the like (collectively, the "Non-Selling Investors") and each
                                              ---------------------
Non-Selling Investor shall have a right to purchase such Non-Selling Investor's Transfer Pro Rata Share (as defined in Section 2.4 hereof) of any Transfer Shares as to which the Company shall not have exercised the Company Right of First Offer pursuant to Section 2.1 hereof (the "Investor Right of First Offer")
                                                 -----------------------------
on the terms described herein.

     2.3.  Procedure. (a)  Each Selling Shareholder shall deliver a notice (the
           ---------
"Transfer Notice") to each Non-Selling Investor and to the Company, stating (i)
 ---------------
such Selling Shareholder's bona fide intention to Transfer the Transfer Shares,
(ii) the number of Transfer Shares to be transferred, (iii) the price and material terms and conditions upon which the proposed Transfer is to be made, and (iv) the identity of the Transferee. The Transfer Notice shall include a copy of any written proposal or letter of intent or other agreement relating to the proposed Transfer.

           (b) Within fifteen (15) days after delivery of the Transfer Notice to the Company, the Company or its designee shall indicate to the Selling Shareholder and to each Non-Selling Investor in writing (the "Company Election
                                                              ----------------
Notice") whether it elects to purchase any or all of the Shares to which the
------
Transfer Notice refers at the price per share and on the terms and conditions specified in the Transfer Notice. In the event that the Company or its designee elects to purchase less than all of the Transfer Shares, within fifteen (15) days of the Company's receipt of the Company Election Notice, each Non-Selling Investor shall indicate to the Selling Shareholder and the Company in writing (the "Investor Election Notice") whether such Non-Selling Investor elects to
      ------------------------
exercise such Non-Selling Investor's Investor Right of First Offer to purchase any or all of the Transfer Shares as to which the Company or its designee shall not have exercised the Company Right of First Offer pursuant to Section 2.1 hereof, at the price per share and on the terms and conditions specified in the Transfer Notice.

           (c) In the event the Company or its designee elects to acquire Transfer Shares, out of funds legally available therefor, settlement thereof shall be made in cash within thirty (30) days after delivery of the Transfer Notice; provided, however, that if the terms of payment set forth in the Transfer Notice were other than cash against delivery or promissory notes payable over time, the Company or its designee shall pay in cash the fair market value of such consideration as determined by an investment banking firm mutually acceptable to the Selling Shareholder and the Company, which appraisal shall be final within five (5) days of such determination if such determination is made after twenty-five (25) days following delivery of the Transfer Notice.

          (d) In the event the Company elects to acquire Transfer Shares, and the Board determines, in its sole discretion, that the Company is prohibited by law or by contract from acquiring the Transfer Shares itself, the Company may specify in the Company Election Notice another person or entity (other than a Founder or Investor) as its designee to purchase such Shares; provided, however, that the designation of another person or entity to purchase such Transfer Shares pursuant to this Section 2.3(d) shall constitute a legally binding obligation of the Company to complete such purchase if its designee shall fail to do so.

          (e) Subject to Section 2.1 hereof, in the event any Non-Selling Investor elects to acquire Transfer Shares, such Non-Selling Investor shall specify in its Investor Election Notice the number of Transfer Shares (up to its Transfer Pro Rata Share of the remaining unpurchased Transfer Shares) it has elected to purchase. Settlement for the Transfer Shares to be purchased by such Non-Selling Investors shall be made in cash within thirty (30) days after delivery of the Transfer Notice; provided, however, that if the terms of payment set forth in the Transfer Notice were other than cash against delivery or promissory notes payable over time, such Non-Selling Investor shall pay in cash the fair market value of such consideration as determined by an investment banking firm mutually acceptable to the Selling Shareholder and to a majority of the Non-Selling Investors who elect to exercise their right to purchase shares hereunder, which appraisal shall be final, within five (5) days of such determination if such determination is made after twenty-five (25) days following delivery of the Transfer Notice.

     2.4.  Definition of Transfer Pro Rata Share.  Each Non-Selling Investor's
           -------------------------------------
"Transfer Pro Rata Share" for purposes of this Article 2 is equal to the
 -----------------------
fraction obtained by dividing (a) the number of shares of Common Stock held by such Non-Selling Investor by (b) the aggregate number of shares of Common Stock then outstanding and held by all Non-Selling Investors, assuming in each case the conversion, exercise or exchange of all securities by their terms convertible into or exercisable for Common Stock and the exercise of all options to purchase or rights to subscribe for Common Stock or such convertible or exchangeable securities.

     2.5.  Fees and Expenses of Valuation of Transfer Shares.  The fees and
           -------------------------------------------------
expenses of any investment banking firm retained in connection with the determination of the fair market value of the consideration to be paid for the Transfer Shares pursuant to Section 2.3(e) shall be born proportionately by the Company, the Selling Shareholder and each Non-Selling Investor according to the relative number of the Transfer Shares, if any, actually (i) purchased by the Company, (ii) sold by the Selling Shareholder to a third party, and/or (iii) purchased by such Non-Selling Investor.

     2.6.  Rights of Co-Sale.  If at any time any Shareholder proposes to
           -----------------
transfer any Transfer Shares to any Transferee and the Company (or its designee) and the Non-Selling Investors shall not have elected to purchase all of the Transfer Shares pursuant to their Company Right of First Offer and Investor Right of First Offer (collectively, the "First Offer Rights") set forth at
                                         ------------------
Sections 2.1 and 2.2, respectively, each Non-Selling Investor shall have a right to sell such Non-Selling Investor's Co-Sale Pro Rata Share of any Transfer Shares which have remained unpurchased by the Company or the Non-Selling Investors pursuant to the First Offer Rights (the "Co-Sale Rights"), on the
                                                   --------------
terms described herein. For purposes of this Section 2.6, each Non-

Selling Investor's "Co-Sale Pro Rata Share" is equal to the fraction obtained
                    ----------------------
by dividing (a) the number of shares of Common Stock held by such Non-Selling Investor by (b) the aggregate number of shares of Common Stock then outstanding and held by all Non-Selling Investors and the Selling Shareholder, assuming in each case the conversion, exercise or exchange of all securities by their terms convertible into or exercisable for Common Stock and the exercise of all options to purchase or rights to subscribe for Common Stock or such convertible or exchangeable securities.

     2.7.  Procedure. (a)  Within five (5) days following any settlement for the
           ---------
Transfer Shares of the Selling Shareholder pursuant to exercise of the First Offer Rights, such Selling Shareholder shall deliver a second Transfer Notice to the Company and each Non-Selling Investor containing the information described in Section 2.3, but reflecting the prior settlement of any First Offer Rights, or if there has been no exercise of such First Offer Rights within thirty five
(35) days following the original Transfer Notice delivered by such Selling Shareholder.

           (b) Within ten (10) days after delivery of the second Transfer Notice, each Non-Selling Investor shall indicate to the Selling Shareholder and the Company in writing (the "Co-Sale Election Notice") whether such Non-Selling
                             -----------------------
Investor elects to exercise its Co-Sale Rights to sell up to such Non-Selling Investor's Co-Sale Pro Rata Share at the per share price and on the terms and conditions specified in the Transfer Notice and shall accompany such Co-Sale Election Notice with one or more certificates, properly endorsed for transfer, which represent: (i) the type and number of shares of Common Stock which such Non-Selling Investor elects to sell, or (ii) that number of shares of Preferred Stock which is at such time convertible into the number of shares of Common Stock which such Non-Selling Investor elects to sell; provided, however, that if the prospective Transferee objects to the delivery of Preferred Stock in lieu of Common Stock, such Non-Selling Investor shall convert such Preferred Stock into Common Stock and deliver Common Stock as provided in clause (i) above. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the Transferee.

           (c) The stock certificate or certificates that the Non-Selling Investor delivers to the Selling Shareholder pursuant to Section 2.7(b) shall be transferred to the Transferee in consummation of the sale of the Common Stock pursuant to the terms and conditions specified in the Co-Sale Election Notice delivered by the Selling Shareholder pursuant to Section 2.7(a) above, and the Selling Shareholder shall concurrently therewith remit to such Non-Selling Investor that portion of the sale proceeds to which such Non-Selling Investor is entitled by reason of its participation in such sale. To the extent that any prospective Transferee or Transferees prohibits such assignment or otherwise refuses to purchase shares of other securities from a Non-Selling Investor pursuant to its exercise of its Co-Sale Rights hereunder, the Selling Shareholder shall not sell to such prospective Transferee or Transferees any such Transfer Shares unless and until, simultaneously with such sale, the Selling Shareholder shall purchase such shares or other securities from such Non-Selling Investor.

     2.8.  Transfer of Shares Upon Failure to Exercise Rights of First Offer or
           --------------------------------------------------------------------
Co-Sale.  Subject to the First Offer Rights of Section 2.1 and 2.2 and the Co-
-------
Sale Rights of Section 2.6, the Selling Shareholder may, not later than ninety
(90) days following delivery to the Non-

Selling Investors and the Company of the Transfer Notice, conclude a Transfer of any or all of the Transfer Shares covered by the Transfer Notice on terms and conditions not materially more favorable to the Transferee than those described in the Transfer Notice. Any proposed Transfer on terms and conditions materially more favorable to the Transferee than those described in the Transfer Notice, as well as any subsequent proposed Transfer of any of the Transfer Shares by the Selling Shareholder, shall again be subject to the First Offer Rights of Sections 2.1 and 2.2 and the Co-Sale Rights of Section 2.6 and shall require compliance by the Selling Shareholder with the procedures described in this
Article 2.

     2.9.  Effect on Transferee.  The Company Right of First Offer, the Non-
           --------------------
Selling Investor Rights of First Offer and Co-Sale Rights shall not be binding upon any Transferee of Transfer Shares other than the Company or any other Investor acquiring Shares in a transaction which complies with this Article 2.

     2.10. Limitations to the Right of First Offer and Co-Sale.  The First Offer
           ---------------------------------------------------
Rights and Co-Sale Rights shall not apply to: (i) cumulative transfers with respect to a given Shareholder of less than 50,000 shares (unless the Transferee would as a result of such proposed Transfer become the holder of 50% or more of the outstanding voting power of the Company), (ii) pledges of shares, (iii) gifts of shares, (iv) transfers to family members or descendants or trusts therefor, in the case of individuals, or to corporate subsidiaries, affiliates or parents thereof, in the case of corporate entities, or to general or limited partners or to a liquidating trust established for the benefit of any such general or limited partners, in the case of partnership entities, or to any investment fund or other entity controlled or managed by an affiliate of such partnership entities, in each of cases (ii), (iii) or (iv) hereof so long as the transferee shall have assumed the obligations of the transferor under the agreement with respect to subsequent transfers. In addition, such rights shall not apply to a Public Offering or to the transfer by the Founders of 1,000,000 shares of Common Stock pursuant to the terms of that Common Stock Purchase Agreement, dated the date hereof, among the Founders and the Investors named therein.

                                  ARTICLE 3.
                              ADDITIONAL PARTIES
                              ------------------

     The parties hereto agree that additional holders of securities of the Company may, with the consent only of the Company, be added as parties to this Agreement with respect to any or all securities of the Company held by them, and shall thereupon be deemed for all purposes "Investors" and/or "Shareholders" hereunder, as appropriate, and Schedule I hereto shall be amended to
                               ----------
accordingly; provided, however, that from and after the date of this Agreement, the Company shall not without the prior written consent of each Investor, enter into any agreement with any holder or prospective holder of any securities of the Company providing for the grant to such holder of rights superior to those granted herein. Any such additional party shall execute a counterpart of this Agreement, and upon execution by such additional party and by the Company, shall be considered an Investor and or a Shareholder, as appropriate, for purposes of this Agreement.

                                  ARTICLE 4.

                                    GENERAL
                                    -------

     4.1.  Governing Law  This Agreement shall be governed by and construed
           -------------
under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

     4.2.  No Assignment or Transfer; Legends. (a)  The Right of First Refusal,
           ----------------------------------
the Right of First Offer and the Right of Co-Sale may not be assigned or transferred except upon death by will or laws of intestacy to the successors, heirs, executors or administrators of the Investors in the case of individuals, or to affiliates in the case of corporate entities, or to general or limited partners or to a liquidating trust established for the benefit of any such general or limited partners, in the case of partnership entities, or to any investment fund or other entity controlled or managed by an affiliate of such partnership entities, so long as such assignees or transferees shall have assumed the obligations set forth in Article 1 and Article 2. All such assignees or transferees of the Right of First Refusal, the Right of First Offer and the Right of Co-Sale shall be bound by the restrictions and obligations set forth in
Article 1 and Article 2, respectively, as if they were a Investor under the terms of this Agreement.

           (b) All certificates or instruments representing shares of the Company's capital stock held by the Shareholders or any Transferee within the meaning of Article 2 hereof, whether now outstanding or subsequently issued, shall be surrendered to the Company for endorsement or be endorsed by the Company prior to their issuance with the following legend:

           "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO, AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH, AN AGREEMENT AMONG THE COMPANY, THE HOLDER OF THESE SECURITIES AND CERTAIN OTHER HOLDERS OF THE COMPANY'S CAPITAL STOCK, WHICH AGREEMENT INCLUDES RIGHTS OF FIRST REFUSAL, FIRST OFFER AND CO-SALE, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE ISSUER."

     The Company shall not transfer any of the shares of capital stock subject to this Agreement on its books without first ascertaining compliance with all of the applicable provisions of this Agreement with respect to such transfer.

     4.3.  Termination Of Rights.  Each of the Right of First Refusal, the
           ---------------------
Company Right of First Offer, the Investor Right of First Offer and Co-Sale Rights shall terminate on the earliest to occur of: (i) the closing of a firm commitment underwritten public offering of shares of the Company's Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, (ii) the merger or consolidation of the Company with or into any other corporation or entity, other than a wholly-owned subsidiary of the Company, or a sale of all or substantially all of the assets of the Company (unless shareholders of the Company immediately prior to any such transaction are holders of at least a majority of the voting securities of the surviving or acquiring corporation thereafter, and for the purposes of this calculation, voting securities of the surviving or acquiring corporation which any shareholder of the corporation owned immediately prior to such merger or consolidation as shareholders of another party to the transaction shall be disregarded) or (iii) as to each Shareholder, at such time and for so long as such Shareholder shall no longer be the beneficial owner of any shares of capital stock of the Company.

     4.4.   Modification; Waiver. Except as otherwise expressly provided herein,
            --------------------
no modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless approved in writing by each of the Investors, each of the Founders and the Company. Any modification or waiver so approved shall be binding on all of the Investors, all Founders and the Company. Each Investor shall have the absolute right to exercise or refrain from exercising any right or rights that such Investor may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such Investor shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

     4.4.1. Conditions to Exercise of the Investors' Rights.  Exercise of the
            -----------------------------------------------
Investors' Rights of First Refusal, First Offer and Co-Sale under this Agreement shall be subject to and conditioned upon, and the Company and any Selling Shareholder shall use their best efforts to assist Investors exercising such rights in, compliance with applicable federal and state securities laws; provided, however, that in connection therewith neither the Company nor such Selling Shareholder shall be required to file a general consent to service of process in any jurisdiction where not previously subject to such process.

     4.5.   Third Parties.  Nothing in this Agreement, express or implied, is
            -------------
intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as otherwise expressly provided herein.

     4.6.   Entire Agreement.  This Agreement contains the entire agreement
            ----------------
among the parties hereto with respect to the transactions contemplated herein and supersedes in their entirety all prior agreements and understandings among the parties relating to the subject matter hereof.

     4.7.   Severability.  If any provision of this Agreement or any portion
            ------------
thereof is finally determined to be unlawful or unenforceable, such provision or portion thereof shall be deemed to be severed from this Agreement. Every other provision, and any portion of such an invalidated provision that is not invalidated by such a determination, shall remain in full force and effect.

     4.8.   Notices.  Any notice required or permitted under this Agreement
            -------
shall be given in writing and shall be deemed effectively given upon personal delivery; upon confirmed transmission by telecopy or telex; or three (3) days following deposit with the United States Post Office, by certified mail, postage prepaid, addressed to the Company, the Investors and the Founders at their respective addresses as set forth on the signature pages hereto or subsequent address appearing on the books of the Company. A copy of all notices to the Company shall also concurrently be delivered to Latham & Watkins, 135 Commonwealth Drive, Menlo Park,

California, 94025, to the attention of Allen Morgan.

     4.9.  Spousal Consent.  The spouse of each Investor and Founder who is an
           ---------------
individual and who is married shall execute a Spousal Consent in substantially the form of Attachment A hereto.

     4.10. Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned or each of their respective duly authorized officers or representatives have set their hands hereunto effective upon the date first written above.

                                           "COMPANY"

                                           VICINITY CORPORATION


                                           By: ______________________
                                               Name:  Emerick Woods
                                               Title: President





                    Signature Page to Vicinity Corporation
                  Amended and Restated Shareholders Agreement

                                        "FOUNDERS"


                                        ____________________________
                                        Rama Aysola

                                        ____________________________
                                        Eddie Babcock

                                        ____________________________
                                        Timothy Bacci

                                        ____________________________
                                        James DiSanto




                    Signature Page to Vicinity Corporation
                  Amended and Restated Shareholders Agreement

                              "INVESTORS"

                              CMG @ VENTURES I, LLC


                              By:__________________________________
                                 Name:  Peter Mills
                                 Title: General Partner


                              FRED GIBBONS SEPARATE PROPERTY
                              TRUST dated FEBRUARY 16, 1996


                              By:__________________________________
                                 Name:  Fred Gibbons
                                 Title: Trustee


                              WS INVESTMENT COMPANY 96A


                              By:__________________________________
                                 Name:
                                 Title:


                              WSGR RETIREMENT PLAN U/A DTD
                              02/01/78 FBO DAVID J. SEGRE


                              By:__________________________________
                                 Name:
                                 Title:

                              _____________________________________
                              David J. Segre




                    Signature Page to Vicinity Corporation
                  Amended and Restated Shareholders Agreement

                                        _____________________________________
                                        Adit Khorana

                                        _____________________________________
                                        Rob Tarkoff

                                        _____________________________________
                                        Scott Swimley



                                        21ST CENTURY INTERNET FUND, L.P.


                                        By:__________________________________
                                           Name:  Neil Weintraut
                                           Title: General Partner

                                        ENCOMPASS GROUP, INC.


                                        By:__________________________________
                                           Name:  Yasuki Matsumoto
                                           Title: General Partner


                                        OAK INVESTMENT PARTNERS VIII, L.P.


                                        By:__________________________________
                                           Name:
                                           Title:


                    Signature Page to Vicinity Corporation
                  Amended and Restated Shareholders Agreement

                                             OAK VIII AFFILIATES FUND,
                                             LIMITED PARTNERSHIP


                                             By:___________________________
                                                Name:
                                                Title:


                                             ______________________________
                                             Norman H. Nie


                                             ______________________________

                                             Jim Willenborg




                    Signature Page to Vicinity Corporation
                  Amended and Restated Shareholders Agreement

                                   SCHEDULE I

                     Shares of Company Stock Currently Held
                     --------------------------------------


Founders                                            Common Stock
--------                                            ------------

Rama Aysola                                           705,000
260 Gabarda Way
Portola Valley, CA 94028


Eddie Babcock                                         187,500
1219 Phelps Avenue
San Jose, California 95117


Timothy Bacci                                         770,000
1136 Webster Street
Palo Alto, California 94123


James DiSanto                                         548,334
281 Erica Way
Portola Valley, CA 94028

                                  SCHEDULE I

                    Shares of Company Stock Currently Held
                    --------------------------------------

                                                     Number of                Type of
Investors                                             Shares               Shareholding
---------                                           ---------              ------------
CMG @ Ventures                                        275,512              Common Stock
2420 Sand Hill Road, Suite 101                      1,852,000           Series A Preferred
Menlo Park, California 94025                        1,875,000           Series B Preferred
                                                    1,222,000           Series C Preferred

Fred Gibbons Separate Property Trust                   67,600              Common Stock
  dated February 16, 1996
11800 Murietta Lane
Los Altos Hills, California 94022

WS Investment Company 96a                              18,750           Series B Preferred
c/o Wilson, Sonsini, Goodrich
& Rosati, Professional Corporation
650 Page Mill Road
Palo Alto, California 94304-1050

WSGR Retirement Plan U/A Dtd 02/01/78 FBO               9,375           Series B Preferred
 David J. Segre
c/o Wilson, Sonsini, Goodrich
& Rosati, Professional Corporation
650 Page Mill Road
Palo Alto, California 94304-1050

David J. Segre                                          3,125           Series B Preferred
c/o Wilson, Sonsini, Goodrich
& Rosati, Professional Corporation
650 Page Mill Road
Palo Alto, California 94304-1050

Adit Khorana                                            3,125           Series B Preferred
c/o Wilson, Sonsini, Goodrich
& Rosati, Professional Corporation
650 Page Mill Road
Palo Alto, California 94304-1050

                                  SCHEDULE I

                    Shares of Company Stock Currently Held
                    --------------------------------------

                                                     Number of                Type of
Investors                                             Shares               Shareholding
---------                                           ---------              ------------
Rob Tarkoff                                             3,125           Series B Preferred
c/o Wilson, Sonsini, Goodrich
& Rosati, Professional Corporation
650 Page Mill Road
Palo Alto, California 94304-1050
Scott Swimley                                           6,250           Series B Preferred
68 Oakmont Avenue
Piedmont, California 94610-1110

21st Century Internet Fund, L.P.                    1,750,000           Series C Preferred
5900 Hollis Street, Suite R
Emeryville, California 94608
Encompass Group, Inc.                                 332,000           Series C Preferred
777-108th Avenue NE
Bellevue, Washington 98004

Oak Investment Partners VIII, L.P.                    981,000           Common Stock
One Gorham Island                                   2,256,901           Series D Preferred
Westport, Connecticut 06880                           934,286           Series E Preferred subject
Tel:  203-226-8346                                                      to exercise of warrants
Fax:  203-227-0372                                                      therefor

Oak VIII Affiliates Fund, L.P.                         19,000           Common Stock
One Gorham Island                                      43,712           Series D Preferred
Westport, Connecticut 06880                            18,095           Series E Preferred subject
Tel:  203-226-8346                                                      to exercise of warrants
Fax:  203-227-0372                                                      therefor

                                  SCHEDULE I

                    Shares of Company Stock Currently Held
                    --------------------------------------

                                                     Number of                Type of
Investors                                             Shares               Shareholding
---------                                           ---------              ------------
Norman H. Nie                                          11,905           Series E Preferred
Oak Investment Partners
525 University Avenue, Suite 1300
Palo Alto, CA 94301
Tel:  650-614-3700
Fax:  650-328-6345

Jim Willenborg                                         47,619           Series E Preferred
2898 Broadway
San Francisco, CA  94115-1061

                                 ATTACHMENT A

                               Consent of Spouse
                               -----------------

     I, ____________________, spouse of ____________________, have read and approve of the foregoing Amended and Restated Shareholders Agreement dated as of December 9, 1998 (the "Agreement"). In consideration of the rights granted therein, I hereby appoint my spouse as my attorney-in-fact in respect of the rights granted and obligations assumed with respect to the capital stock of Vicinity Corporation under the Agreement and agree to be bound by the provisions of said Agreement insofar as I may have any rights in said Agreement or in any of such capital stock under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:_____________________                        ____________________________